UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☒	Soliciting Material under §240.14a-12

THE EMPIRE DISTRICT ELECTRIC COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Filed by The Empire District Electric Company

Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: The Empire District Electric Company

Commission File No.: 1-3368

On March 28, 2016, The Empire District Electric Company gave the following presentation to the Missouri Public Service Commission:

Liberty Utilities Acquisition of Empire District Electric Co. David Pasieka, Peter Eichler, Chris Krygier, Brad Beecher, Kelly Walters and Scott Keith March 2016 1

Agenda 1. Introductions 2. Company Overviews 3. Acquisition Background, Highlights and Rationale 4. Testimony Key Points 5. Transition Planning and Stakeholder Outreach 6. Next Steps & Questions 2

Introductions Christopher Krygier Director, Regulatory & Government Affairs Liberty Utilities (Midstates) David Pasieka President, Liberty Utilities Peter Eichler Vice President, Strategic Planning Liberty Utilities Scott Keith Director, Regulatory Empire District Brad Beecher CEO, Empire District Kelly Walters COO, Empire District 3

Algonquin Power & Utilities Corp. Overview ALGONQUIN r...Power & Util1t1es Corp. J "The utility company most admired by customers/ communities and investors for our people, passion and performance" t I I Natura/Gas Electricity Water Transmission and Distribution Distribution I Enhpmneunal project developer Generation/Supply Experienced operator of non-regulated facifdies Distribution Focused business development team Experienced developer of large projects Transmission =Liberty Utilitie 4 Water Supply and Nsturat G as !D istribution and Pipelines Electric Generation,

Algonquin Power & Utilities Corp. Overview (cont)

GENERATION	TRANSMISSION	DISTRIBUTION
Renewable power generation providing attractive, growing returns	**Regulated transmission utility providing attractive risk-adjusted returns**	**US distribution utility providing predictable and growing earnings**
• Non regulated • 50% of 2015 EBITDA • 40% Canada / 60% US • $1.6 B in power assets • 1,185 MW gross installed capacity	• Federal/State regulated • Natural gas pipelines and electrical transmission • North American focus	• State regulated • 50% of 2015 EBITDA • 100% US-based • 560,000 connections • Empire acquisition to expand APUC's utility business to: * 778,000 connections * $2.9 B rate base * APUC EBITDA will be 72% Regulated/28% non-Regulated

5

EMPIRE SERVICES YOU COUNT ON

Liberty Utilities

Liberty Utilities – A growing utility operator • • Started in utility business over 15 years ago Long term owner of electric, natural gas, water and wastewater utilities 6

 Empire District Overview • • Established in 1909 Operations in four states: MO, KS, OK, AR and FERC 170,000 Electric customers • • 8,100 miles of line (transmission & distribution) 1,377 megawatts generating capacity • • • • • Service center in Joplin and Ozark 44,000 Natural Gas customers Fiber Optic & Water Service 750 employees Kansas, 4.6% Arkansas, 2.6% Oklahoma, 2.7% Missouri, 85.9% FERC, 4.2% 2014 On-System Electric Revenues by Jurisdiction 7

Liberty Utilities and Empire Strategic Fit • Cultural Alignment • Local, Responsive and Caring Delivery of safe, reliable service Safety • • • Geography • • • Talent • Missouri / Arkansas Kansas / Oklahoma Arkansas / Texas • Talented management team Expanded responsibilities • 8

Acquisition Highlights • • Announced February 9, 2016 Combines Empire’s 4 state operations with Liberty Utilities Missouri, Iowa, Illinois, Arkansas and Texas operations • Increased customer count from 217,000 to 338,000 800,000 customers across the United States • • Current CEO, Brad Beecher, to remain and lead new region Retain all employees and management team Long-term combination results in significant benefits for both organizations • • 9

Acquisition Rationale and Benefits • Efficacy of Scale • Increased Management Capability • Enhanced regional senior leadership support • Regional Board of Directors • Enhanced financial capabilities • Maintains jobs 1•0 Seamless transition

Key Commitments 1. No impact to customer rates resulting from the acquisition Retain EDE Management Team and Employees Expand responsibilities for EDE Management Team in new Central Region Retain Joplin Headquarters Retain Empire Brand Forgo recovery of acquisition premium and transaction costs in rates Maintain or enhance EDE service and reliability levels Access to books and records 2. 3. 4. 5. 6. 7. 8. 11 “…We have found a partner who shares our same values, is dedicated to continuing to serve our customers and communities at a high level, and is committed to maintaining the strong working relationships we have developed with our regulatory agencies.” Brad Beecher, February 9, 2016

David Pasieka Testimony Overview • 15 year operating history with holdings in electric, gas and water • 10 years in Missouri • Demonstrated history of acquisition integration • 7 in last 5 years • Implementation of a local, responsive and caring utility • 80%+ customer satisfaction EDE shared philosophy • • An acquisition that benefits customers and the companies 12

David Pasieka Testimony Overview (cont) • 7 major acquisitions in 5 years • MO, IL, IA, NH, MA, CA, MT, AR 460,000 customers GA, • • Operating history • Before – 11 states, 560,000 customers After – 13 states, 800,000 customers • • Decentralized philosophy • Customer facing functions located in service territory Local decisions • 13

New Liberty Utilities Central Region • • Approx. 338,000 Total Electric Customers • • • • MO – 151,000 KS – 9,500 OK – 5,000 AR – 5,000 • Natural Gas • • • MO – 97,000 IL – 23,000 IA – 4,500 • Water/Sewer • • • • AR – 20,000 TX – 9,000 MO – 7,000 IL - 500 14

David Pasieka Testimony Overview (cont) • Empire integration •Central Region • MO, AR, KS, OK, TX, IA, IL 340,000 customers • • Brad Beecher, CEO of Central Region • Initial • • opportunities identified Future CIS systems Bill print consolidation • Current Missouri operations 15

Peter Eichler Testimony Overview • Financing plan to maintain BBB credit rating • Equity raise completed • Financial strength post closing allows for continued capital attraction • Consistent with prior acquisitions • Optimizing bench strength of shared services as needed • How the transaction is beneficial to the public interest 16

Peter Eichler Testimony Overview (cont) • Legal entities involved in the transaction • Liberty Utilities Co. • Parent • Liberty Utilities (Central) Co. a/k/a LU Central • Hold Co • The Empire District Electric Co. • Regulated utility 17

Peter Eichler Testimony Overview (cont) • Financial strength • Investment grade • S&P – BBB • Financing • $2.4 billion • • $0.8 assumed debt $1.6 debt/equity • Success of convertible debenture offering • Future capital needs 18

Peter Eichler Testimony Overview (cont) • Cost Allocation Manual • Will submit revised CAM to reflect acquisition within six months of closing • Continue NARUC cost causation framework • Maintains Empire electric jurisdictional allocation factors • Estimating a lower cost of service benefitting customers 19

Chris Krygier Testimony Overview • 10 years of successful Missouri operating history • Recent successful gas, water and sewer acquisitions • LU and EDE’s shared customer service focus • Maintaining contact centers Charitable contributions • 20

Chris Krygier Testimony Overview (cont) • Proven track record of Missouri acquisitions and ownership • • • • 2005 - Silverleaf 2011 – Noel Water Co. 2011 – KMB Utility 2012 - Atmos Corp. • Safe, reliable service • Follow commitments 21

Chris Krygier Testimony Overview (cont) • Commitment to maintain customer contacts centers • Commitment to maintain call center reporting metrics • Continued regulatory commitments • Forgo premium recovery 22

Brad Beecher Testimony Overview • Transaction background • Looking for utility partner with proven track record in all aspects of utility business • Transaction represents positive impacts on all stakeholders • • • • • Company Headquarters Employees Customers PSC regulation 23

Brad Beecher Testimony Overview (cont) • LU the best fit as merger partner • Demonstrated record of providing • Positive customer experience Continuous improvement Community Safety Financial strength • • • • 24

Transition Planning • Approach: • Seamless to customers from service, reliability and rates perspective • Model upon success prior LU acquisitions of • Identify strengths organization of each • Bill printing • CIS 25

Stakeholder Communications • Since announcement: • 30 meetings held with numerous stakeholders • • • • • • • 700 EDE employees/retirees 50 30 25 employees in Jackson, MO employees in Pine Bluff, AR Joplin business leaders 3 2 1 federal legislators state legislators newspaper interview 26

Next Steps • Business as usual, no impact on day-to-day operations for LU or EDE • Targeting to receive approval by end of 2016 • We look forward to working together with the stakeholders 27

Questions m. ' =Liberty Utilitie 28

Additional Information and Where to Find It

The proposed transaction will be submitted to shareholders of Empire for their consideration.  In connection with the transaction, Empire will file a proxy statement and other materials with the U.S. Securities and Exchange Commission (the SEC). This communication is not a substitute for the proxy statement or any other document that Empire may send to its shareholders in connection with the proposed transaction. EMPIRE SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT FOR THE PROPOSED TRANSACTION WHEN IT IS FILED, AND ANY AMENDMENT OR SUPPLEMENT THERETO THAT MAY BE FILED, WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT EMPIRE AND THE TRANSACTION. All such documents, when filed, are available free of charge at the SEC’s website at www.sec.gov, at Empire’s website at www.empiredistrict.com or by sending a written request to Corporate Secretary, The Empire District Electric Company, 602 S. Joplin Avenue, Joplin, Missouri 64801.

Participants in the Solicitation

Empire and its directors and executive officers are deemed to be participants in any solicitation of Empire shareholders in connection with the proposed transaction. Information about Empire directors and executive officers is available in Empire’s definitive proxy statement, filed on March 16, 2016, in connection with its 2016 annual meeting of shareholders, and  in Empire’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015.